UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

Alumis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42143	86-1771129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue

South San Francisco, California 94080

Registrant’s telephone number, including area code: (650) 231-6625

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 1, 2026, Alumis Inc. (the “Company” or “Alumis”) issued a press release titled “Alumis Announces Topline Results from Envudeucitinib Phase 2b Trial in Systemic Lupus Erythematosus (SLE).”

The Company is also filing slides presented by the Company at a webcast regarding the LUMUS Phase 2b topline results on September 1, 2026.

Copies of the press release and presentation are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K (the “Report”) and are incorporated by reference.

The information contained in the presentation is summary information that is intended to be considered in the context of the more complete information included in the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in the presentation in this Report, although it may do so from time to time as its management believes is appropriate. Any such update may be made through the filing of other reports or documents with the SEC.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and similar expressions intended to identify forward-looking statements. All statements contained in this Report other than statements of historical facts are forward-looking statements, including without limitation statements regarding: Alumis’ plans to submit an NDA for envudeucitinib in the fourth quarter of 2026; anticipated regulatory interactions in systemic lupus erythematosus, including the potential for prespecified subgroup analyses to inform future Phase 3 development; the therapeutic potential of TYK2 inhibition across immune-mediated diseases and the potential multi-indication opportunity for envudeucitinib in interferon-driven diseases, including cutaneous lupus erythematosus and Sjögren’s disease; the development of A-005 for neuroinflammatory and neurodegenerative diseases, including Parkinson’s Disease; the advancement of Alumis’ clinical pipeline; Alumis’ plans to evaluate opportunities to maximize the value of the Company’s TYK2 portfolio and Alumis’ future plans, strategy, prospects and anticipated milestones, as well as the assumptions underlying any of the foregoing. Forward-looking statements are based on Alumis’ current expectations, estimates, assumptions and projections as of the date of this Report and are subject to significant risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Readers are cautioned that actual results, timing, safety, efficacy, performance or events and circumstances may differ materially from those expressed or implied in Alumis’ forward-looking statements due to a variety of risks and uncertainties including, without limitation, whether regulatory authorities accept for filing Alumis’ planned NDA submission as well as determine that envudeucitinib demonstrates an acceptable safety and efficacy profile and grant regulatory approval in moderate-to-severe plaque psoriasis; whether clinical results observed to date, including subgroup analyses, will be replicated in larger or later-stage clinical trials; the potential for envudeucitinib to be developed in additional indications; the timing and results of clinical trials; Alumis’ ability to obtain regulatory approval of and ultimately commercialize its product candidates, Alumis’ ability to obtain sufficient funding and achieve anticipated development objectives, and Alumis’ ability to obtain, maintain and enforce intellectual property protection for its programs and product candidates. Additional information regarding these and other risks and uncertainties are contained under the heading “Risk Factors” and elsewhere in Alumis’ filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and subsequent filings with the SEC. Alumis explicitly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 1, 2026.
99.2	LUMUS Phase 2b Topline Results Presentation, dated September 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alumis Inc.

By:	/s/ Martin Babler
Martin Babler
President & Chief Executive Officer

Dated: September 1, 2026